                                                                      Exhibit 32
                                                                                                                                                     Exhibit 32
                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly  Report of American  Italian Pasta Company
(the "Company") on Form 10-Q for the quarterly  period ended January 2, 2004, as filed with the  Securities  and  Exchange  Commission  on the date  hereof  (the
"Report"), the undersigned,  in the capacities and dates indicated below, hereby certify  pursuant to 18 U.S.C.  ss. 1350, as adopted  pursuant to ss. 906 of the
Sarbanes-Oxley  Act of  2002,  that,  to our  knowledge:  (1) The  Report  fully complies  with the  requirements  of  Section  13(a) or 15(d) of the  Securities
Exchange Act of 1934;  and (2) The  information  contained in the Report  fairly presents,  in all material  respects,  the  financial  condition  and results of operations of the Company.

                                           /s/ Timothy S. Webster
                                           -------------------------------------
                                           Timothy S. Webster
                                           President and Chief Executive Officer
February 10, 2004

                                           /s/ Warren B. Schmidgall
                                           -------------------------------------
                                           Warren B. Schmidgall
                                           Executive Vice President and
                                           Chief Financial Officer
February 10, 2004